PAGE 1
---------------------------

Keystone Balanced Fund (K-1)
Seeks current income from a quality selection of stocks and bonds.

Dear Shareholder:

We would like to take this opportunity to report on Keystone Balanced Fund (K-1) for the six-month period which ended December 31, 1996. Following this letter, we have included an interview with your Fund's manager in which he discusses portfolio strategy.

Performance

Your Fund returned 10.0% for the six-month period which ended December 31, 1996 and 15.8% for the twelve-month period which ended December 31, 1996.
For the same periods, the Standard & Poor's 500, a broad-based index of common stocks, returned 11.6% and 22.9%, respectively. The Lehman Aggregate Bond Index, an index of government, corporate and mortgage-backed securities, returned 4.9% and 3.6%, for the same six- and twelve-month periods.

  We believe your Fund performed very well during the period. We think the Fund's conservative strategy and emphasis on quality in both stock and bond selection worked very well during a period of uncertainty and volatility.

Taking advantage of market leaders

Strong corporate earnings and a favorable economic environment sent stocks to new highs during the six-month period. In October the Dow Jones Industrial Average set another record, crossing the 6000 mark, and it continued to rise to the end of the year. Your Fund maintained its conservative approach and attempted to minimize portfolio volatility by investing in a combination of high quality stocks and bonds. Because the stocks of large, established companies were market leaders during the period, your Fund benefitted from its greater exposure to these types of stocks. At the end of the period, your Fund's asset allocation breakdown was 62% in stocks and 34% in bonds.

Our outlook

We expect the favorable economic fundamentals of 1996 to continue into 1997. We believe that the economy should grow at a moderate rate, inflation should continue to be under control and interest rates should remain relatively stable. After two years of very strong performance, we anticipate more moderate returns in both the stock and bond markets in 1997. We believe it would be unrealistic to expect another year when returns significantly exceed historical market averages.

  While we have a favorable outlook for 1997, it is important to remember that we are now in the sixth year of a stock market rally, the longest since the end of World War II. History has shown that strong performance does not persist indefinitely, and stocks periodically experience price declines. We experienced this type of correction in June and July, followed by a recovery. While we continue to see opportunities in the stock market, we caution investors to be prepared for less generous returns in the future and to not be surprised by corrections. We believe, however, that investors should maintain a long-term perspective and not be swayed by short-term performance issues, whether they be positive or negative.

                                 --continued--

PAGE 2
---------------------------

Keystone Balanced Fund (K-1)

Keystone acquired by First Union Corporation

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's six largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

  First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Service and marketing will now be conducted under the "Evergreen Keystone Funds" umbrella.

  We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

  Thank you for your continued support of Keystone Balanced Fund (K-1). If you have any questions or comments about your investments, we encourage you to write to us.

Sincerely,

[SIG]Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investments Management Co., Inc.

[SIG]Geprge S. Bissell

George S. Bissell
Chairman of the Board
February 1997

[PHOTO]Albert H. Elfner, III
[PHOTO]George S. Bissell

PAGE 3
---------------------------

                              A Discussion With
                              Your Fund Manager

[PHOTO] Walter McCormick

Walter McCormick is senior portfolio manager of your Fund and leads Keystone's core equity stock team. A Chartered Financial Analyst, Mr. McCormick holds an MBA from Rutgers University and has more than 26 years of investment management experience. Together with portfolio managers Andrew Baldassarre, Jonathan Noonan, Judith Warners, George Wilkins and Walter Zagrobski, the team focuses on income-producing stocks of established companies that are attractively valued.

Q What was the economic environment like during the six-month period?

A The economic environment changed during the last six months of 1996. After experiencing strong economic growth and relatively high interest rates in the first half of the year, economic growth moderated to a slower, sustainable pace, and interest rates declined. These factors, coupled with solid corporate profits, provided a strong economic backdrop for stocks. While stock prices declined sharply in the early part of July, this short-term downturn in the market provided us with opportunities to purchase more stocks at attractive prices. Fixed-income investors also benefitted from a favorable economic environment, as declining interest rates increased the value of existing bonds.

Q How did you manage the portfolio in this environment?

A We maintained a conservative strategy of investing in established companies and high quality bonds. Stocks of large, established companies were market leaders throughout 1996, and your Fund benefitted from a higher than average emphasis on these types of businesses. On December 31, 1996, about 62% of your Fund's net assets were invested in stocks, and about 34% were invested in bonds.

Q What contributed to the Fund's strong performance during the six-month period?

A Most of your Fund's return came from the stock portion of the portfolio.
We selected companies with proven records of consistent earnings and dividend payouts. We diversified the Fund's investments among a variety of economic sectors. Many of the companies in which we invested, such as GE, Gillette, Johnson & Johnson, are household names.

Q Why were large-company stocks such strong performers?

A Many of the large companies in which we invested are multinationals. Over the past several years, many of these companies have undertaken massive restructuring programs, which have paid off. Strict cost-control programs and downsizing have led to greater efficiency and productivity. In many instances, U.S.-based companies have become the low-cost producers of goods and services in the global economy. Estab-

Fund Profile
Objective: Seeks income and growth from a quality selection of stocks and bonds.
Number of stocks: 135
Average bond rating: AAA
Assets: $1,571 million
Commencement of investment operations: September 11, 1935
Newspaper listing: BalnceK1

PAGE 4
---------------------------
Keystone Balanced Fund (K-1)

Keystone's Balanced Fund Approach
Stocks
(bullet) Seasoned, financially sound companies
(bullet) Companies with consistent earnings histories
(bullet) Holdings are required to pay dividends
Bonds
(bullet) Quality corporate, government and mortgage-backed securities (bullet) Focus on bonds rated in top 4 categories (AAA, AA, A, BBB) (bullet) Contribute major portion of quarterly dividend lished U.S. companies also reaped the rewards of large capital inflows into the stock market. A significant portion of the money invested in the stock market has come from retirement investors. These investors tend to be more conservative and often favor the stocks of high quality companies that usually perform well in rising markets and that tend to hold their own during market downturns.

Q At 8.0% of net assets on December 31, 1996, drug stocks accounted for the portfolio's largest sector weighting. Where did you find opportunity in this area?

A Large pharmaceutical companies were consistent performers throughout 1996. Some of the companies in which we invested included American Home Products, Johnson & Johnson, Merck & Company, SmithKline Beecham, and Warner-Lambert. Drug companies had a number of positive attributes, including promising new drugs in the pipeline and the benefits of cost efficiencies following restructuring and major acquisitions.

Q Financial stocks continued to be a prominent part of the portfolio during the period. Why were these stocks attractive?

A When we talk about financial stocks, we include what we refer to as "interest-rate sensitive" stocks. These are stocks that tend to perform well in a declining interest rate environment. They include the stocks of banks, insurance companies and real estate investment trusts (REITs). In the banking sector we invested in BankAmerica and BankBoston. These two large banks not only benefitted from declining interest rates, they also profited from consolidation trends in the industry. Insurance stocks in which we invested included Travelers/Aetna Property Insurance, PMI, a mortgage insurance company, and GCR Holdings, a reinsurance company. Reinsurance companies provide a way for individual insurance companies to take on clients whose coverage would be too great a burden for one insurer to carry alone. A reinsurer shares risk with other insurance companies, in return for part of the premium fee paid by the insured.

[Pie Chart]

Asset Allocation
as of December 31, 1996

Stocks (62%)
Bonds (34%)
Cash (4%)

(as a percent of portfolio assets)

(1) Includes short-term investments and other assets and liabilities.

Q . . . and what types of REITs did you add to the portfolio?

A We began investing in REITs more than a year ago, when we believed they were undervalued and offered potential for strong returns. We were very selective in choosing REITs for the portfolio. Focusing primarily on commercial properties, we invested in Beacon Properties, a Boston-based real estate development company, and Patriot American Hospitality, a hotel REIT.

Q Oil stocks generated solid returns during the period. What contributed to their performance?

PAGE 5
---------------------------

A Rising oil prices boosted the earnings of many of the large oil companies we held in the portfolio. On December 31, 1996, oil was $25.95 a barrel, up from $20.95 a barrel on June 30, 1996. In investing in this sector, we concentrated on large oil companies, such as Atlantic Richfield, Exxon, Mobil, and Royal Dutch Petroleum.


Top 10 Holdings
as of December 31, 1996

                                               Percentage of
Stocks                    Industry             net assets
------------------------------------------------------------
General Electric          Capital  Goods           3.2
------------------------------------------------------------
Du Pont                   Chemicals                2.6
------------------------------------------------------------
Johnson & Johnson         Drugs                    2.5
------------------------------------------------------------
BankAmerica               Finance                  2.1
------------------------------------------------------------
Gillette                  Consumer Goods           1.9
------------------------------------------------------------
Boeing Co.                Aerospace                1.7
------------------------------------------------------------
Beacon Properties         Real Estate              1.6
------------------------------------------------------------
Monsanto                  Chemicals                1.6
------------------------------------------------------------
Sonat                     Natural Gas              1.5
------------------------------------------------------------
Atlantic Richfield        Oil                      1.2
------------------------------------------------------------

Top 5 Equity Industries
as of December 31, 1996

                     Percentage of
Industry             net assets
----------------------------------
Drugs                       8.0
----------------------------------
Finance                     6.5
----------------------------------
Oil                         6.2
----------------------------------
Chemical                    5.5
----------------------------------
Capital Goods               4.0
----------------------------------


Q Did you continue to hold convertible securities in the portfolio?

A On December 31, 1996, convertible securities accounted for 3.8% of the Fund's net assets. We emphasized convertible securities for their attractive yields and price appreciation potential. These securities are convertible into common stock at predetermined prices. As a result, their prices tend to rise along with increases in common stock prices. At the end of the period, KMart, a large retail department store, and Conseco, an insurance company, were among your Fund's convertible stock holdings.

Q What was your strategy for investing in bonds?

A We maintained our conservative approach and emphasized higher rated investment grade corporate bonds and U.S. Treasury securities. We lengthened the average maturity of the portfolio, as interest rates declined. This is because in a declining interest rate environment, bonds with longer term maturities tend to provide better price appreciation than those with shorter term maturities.

Q Did you continue to invest in foreign bonds?

A We reduced the Fund's exposure to foreign bonds. The Canadian, German, and Spanish government bonds in which we had invested earlier in the year were strong contributors to your Fund's return. As prices on these bonds rose, we believed they were approaching levels at which they were becoming overvalued, so we took profits.

Q What is your outlook?

A We expect the environment for stocks to remain healthy. We anticipate moderate economic growth and believe inflation and interest rates will remain at relatively low levels. We believe these factors, along with our expectations for positive earnings, should favor stocks. However, we believe that returns in 1997 may be less than those of 1996. We would not be surprised to see some short-term pullback in stock prices in the months ahead. Should a "correction" in the stock market occur, we would view it as a normal part of the investing cycle, and attempt to use such a downturn to our advantage.

PAGE 6
---------------------------
Keystone Balanced Fund (K-1)


Your Fund's Performance

[Mountain Chart]

Growth of an investment in
Keystone Balanced Fund (K-1)

          Initial             Reinvested
          Investment          Distributions
12/86     10,000              10,000
           9,227              10,370
12/88      9,654              11,567
          10,692              13,861
12/90      9,827              13,614
          11,569              16,881
12/92     11,188              17,472
          11,430              19,276
12/94     10,369              18,373
          12,584              23,358
12/96     13,645              27,051

A $10,000 investment in Keystone Balanced Fund (K-1) made on
December 31, 1996 with all distributions reinvested was worth $27,051 on December 31, 1996. Past performance is no guarantee of future results.

Total Value: $27,051


Six-Month Performance as of December 31, 1996
---------------------------------------------

Total return*                    10.01%
Net asset value     6/30/96     $11.33
                   12/31/96     $11.83
Dividends                       $ 0.15
Capital gains                   $ 0.45

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of December 31, 1996
-----------------------------------------------

                                 If you      If you did
Cumulative total return         redeemed     not redeem
1-year                            12.81%        15.81%
5-year                            60.24%        60.24%
10-year                          170.51%       170.51%
Average annual total return
1-year                            12.81%        15.81%
5-year                             9.89%         9.89%
10-year                           10.46%        10.46%

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  Shareholders may exchange shares for another Keystone fund in writing or by calling Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
---------------------------

                                  Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
---------------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

                                                       Market
                                         Shares         Value
------------------------------------   -------    --------------
COMMON STOCKS (60.0%)
ADVERTISING & PUBLISHING (0.2%)
Gannett, Inc.                             46,800    $  3,504,150
------------------------------------   -------    --------------
AEROSPACE (2.3%)
Boeing Co.                               250,000      26,593,750
Honeywell, Inc.                           49,600       3,261,200
Rockwell International Corp.              50,000       3,043,750
United Technologies Corp.                 62,200       4,105,200
------------------------------------   -------    --------------
                                                      37,003,900
------------------------------------   -------    --------------
AUTOMOTIVE (1.3%)
Chrysler Corp.                            55,560       1,833,480
Ford Motor Co.                           220,000       7,012,500
General Motors Corp.                     150,000       8,362,500
Genuine Parts Co.                         62,025       2,760,113
------------------------------------   -------    --------------
                                                      19,968,593
------------------------------------   -------    --------------
CAPITAL GOODS (4.0%)
Deere & Co.                               60,000       2,437,500
Emerson Electric Co.                      54,000       5,224,500
General Electric Co.                     503,000      49,734,125
Ingersoll-Rand Co.                        50,500       2,247,250
Johnson Controls, Inc.                    18,500       1,533,188
Sundstrand Corp.                          34,000       1,445,000
------------------------------------   -------    --------------
                                                      62,621,563
------------------------------------   -------    --------------
CHEMICALS (5.5%)
Air Products & Chemicals, Inc.            28,000       1,935,500
Dow Chemical Co.                         133,200      10,439,550
du Pont (E.I.) de Nemours & Co.          436,000      41,147,500
Hercules, Inc.                            39,000       1,686,750
Monsanto Co.                             627,000      24,374,625
PPG Industries, Inc.                     136,000       7,633,000
------------------------------------   -------    --------------
                                                      87,216,925
------------------------------------   -------    --------------
CONSUMER GOODS (3.3%)
Avon Products, Inc.                       32,600       1,862,275
Eastman Kodak Co.                         78,500       6,299,625
Gillette Co.                             375,000      29,156,250
International Flavors & Fragrances,
Inc.                                      48,000       2,160,000
Procter & Gamble Co.                     110,000      11,825,000
CONSUMER GOODS--CONTINUED
Whirlpool Corp.                           29,800    $  1,389,425
------------------------------------   -------    --------------
                                                      52,692,575
------------------------------------   -------    --------------
DIVERSIFIED COMPANIES (1.9%)
Alco Standard Corp.                      348,028      17,966,946
Allied-Signal, Inc.                       71,300       4,777,100
Minnesota Mining & Manufacturing Co.      80,000       6,630,000
                                                      29,374,046
------------------------------------   -------    --------------
DRUGS (8.0%)
American Home Products Corp.             300,000      17,587,500
Baxter International, Inc.                47,400       1,943,400
Bristol-Myers Squibb Co.                  55,000       5,981,250
Guidant Corp.                            100,032       5,701,824
Johnson & Johnson                        785,400      39,073,650
Lilly (Eli) & Co.                         87,626       6,396,698
Merck & Co.                              213,000      16,880,250
Pfizer, Inc.                             145,200      12,033,450
Rhone Poulenc Rorer, Inc.                 34,700       2,710,938
Schering-Plough Corp.                    102,400       6,630,400
SmithKline Beecham PLC, ADR               57,200       3,889,600
Warner-Lambert Co.                        84,000       6,300,000
------------------------------------   -------    --------------
                                                     125,128,960
------------------------------------   -------    --------------
ELECTRONICS PRODUCTS (0.2%)
AMP, Inc.                                 50,000       1,918,750
Thomas & Betts Corp.                      40,000       1,775,000
------------------------------------   -------    --------------
                                                       3,693,750
------------------------------------   -------    --------------
FINANCE (6.5%)
Associates First Capital Corp.,
Class A                                  125,000       5,515,625
Bank of Boston Corp.                     250,000      16,062,500
BankAmerica Corp.                        336,960      33,611,760
Chase Manhattan Corp.                    157,738      14,078,117
Federal Home Loan Mortgage Corp.         103,600      11,408,950
Federal National Mortgage
Association                              200,000       7,450,000
Merrill Lynch & Co., Inc.                 42,000       3,423,000
Morgan (J.P.) & Co., Inc.                 42,000       4,100,250


PAGE 9
---------------------------

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

FINANCE--CONTINUED
Wells Fargo & Co.                         24,200    $  6,527,950
------------------------------------   -------    --------------
                                                     102,178,152
------------------------------------   -------    --------------
FOODS (3.5%)
Anheuser-Busch Cos., Inc.                324,000      12,960,000
CPC International, Inc.                   46,800       3,627,000
General Mills, Inc.                       30,000       1,901,250
Heinz (H.J.) Co.                          79,200       2,831,400
Kellogg Co.                               44,000       2,887,500
Nabisco Holdings Corp., Class A           70,000       2,721,250
Philip Morris Cos., Inc.                 113,100      12,737,888
Pioneer Hi Bred Intl.                    150,000      10,500,000
Sara Lee Corp.                            86,000       3,203,500
UST, Inc.                                 46,200       1,495,725
------------------------------------   -------    --------------
                                                      54,865,513
------------------------------------   -------    --------------
INSURANCE (1.5%)
Aetna Life & Casualty Co.                 30,000       2,400,000
Allstate Corp.                            64,892       3,755,625
Travelers / Aetna Property Casualty
Corp., Class A                           100,000       3,537,500
CIGNA Corp.                               20,000       2,732,500
GCR Holdings, Ltd.                        58,400       1,295,750
General Reinsurance Corp.                 15,000       2,366,250
PMI Group                                 53,600       2,968,100
SAFECO Corp.                              68,200       2,689,638
St. Paul Cos., Inc.                       40,000       2,345,000
------------------------------------   -------    --------------
                                                      24,090,363
------------------------------------   -------    --------------
METALS & MINING (0.4%)
Aluminum Co. of America                   40,000       2,550,000
Freeport-McMoRan Copper & Gold,
Class B                                   56,138       1,677,123
Phelps Dodge Corp.                        22,000       1,485,000
Reynolds Metals Co.                       24,400       1,375,550
------------------------------------   -------    --------------
                                                       7,087,673
------------------------------------   -------    --------------
NATURAL GAS (1.8%)
Enron Corp.                              101,500       2,740,500
Enron Global Power & Pipelines LLC        54,000       2,328,750
NATURAL GAS--CONTINUED
Sonat, Inc.                              455,000    $ 23,432,500
------------------------------------   -------    --------------
                                                      28,501,750
------------------------------------   -------    --------------
OFFICE & BUSINESS EQUIPMENT (1.9%)
Hewlett Packard Co.                      200,000      10,050,000
International Business Machines          111,000      16,761,000
Xerox Corp.                               62,769       3,303,219
------------------------------------   -------    --------------
                                                      30,114,219
------------------------------------   -------    --------------
OIL (6.2%)
Amoco Corp.                               96,600       7,776,300
Atlantic Richfield Co.                   144,500      19,146,250
Chevron Corp.                            263,600      17,134,000
Exxon Corp.                               63,500       6,223,000
Mobil Corp.                              155,400      18,997,650
Occidental Petroleum Corp.               157,000       3,669,875
Royal Dutch Petroleum Co.                 70,100      11,969,575
Unocal Corp.                             294,400      11,960,000
------------------------------------   -------    --------------
                                                      96,876,650
------------------------------------   -------    --------------
OIL SERVICES (0.4%)
Halliburton Co.                           45,200       2,723,300
Schlumberger, Ltd.                        31,100       3,106,113
------------------------------------   -------    --------------
                                                       5,829,413
------------------------------------   -------    --------------
PAPER & PACKAGING (1.7%)
Georgia-Pacific Corp.                     30,800       2,217,600
International Paper Co.                   57,000       2,301,375
Kimberly-Clark Corp.                      34,800       3,314,700
Union Camp Corp.                          25,500       1,217,625
Weyerhaeuser Co.                         370,350      17,545,331
------------------------------------   -------    --------------
                                                      26,596,631
------------------------------------   -------    --------------
REAL ESTATE (3.2%)
Arden Realty Inc. (R.E.I.T.)             119,500       3,316,125
Beacon Properties (R.E.I.T.)             700,000      25,637,500
First Industrial Realty Trust, Inc.
(R.E.I.T.)                                70,000       2,126,250
Patriot American Hospitality, Inc.
(R.E.I.T.)                               100,000       4,312,500
Prentiss Property Trust (R.E.I.T.)        50,000       1,250,000
Rouse Co.                                294,112       9,338,056

(continued on next page)


PAGE 10
---------------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS-December 31, 1966
(Unaudited)

Real Estate--continued
Spieker Properties, Inc. (R.E.I.T.)      100,000    $  3,600,000
------------------------------------   -------    --------------
                                                      49,580,431
------------------------------------   -------    --------------
RETAIL (0.4%)
May Department Stores Co.                 60,000       2,805,000
Sears, Roebuck and Co.                    70,000       3,228,750
------------------------------------   -------    --------------
                                                       6,033,750
------------------------------------   -------    --------------

TELECOMMUNICATIONS (3.2%)
Ameritech Corp.                          124,000       7,517,500
Bell Atlantic Corp.                       90,000       5,827,500
Deutsche Telekom AG                       30,300         617,363
GTE Corp.                                162,000       7,371,000
Lucent Technologies, Inc.                192,124       8,885,743
Northern Telecom Ltd.                    200,000      12,375,000
NYNEX Corp.                               88,088       4,239,235
Sprint Corp.                              75,480       3,009,765
------------------------------------   -------    --------------
                                                      49,843,106
------------------------------------   -------    --------------
TRANSPORTATION (1.5%)
Conrail, Inc.                             22,964       2,287,789
Norfolk Southern Corp.                   190,000      16,625,000
Union Pacific Corp.                       46,800       2,813,850
Union Pacific Research Group              39,637       1,159,382
------------------------------------   -------    --------------
                                                      22,886,021
------------------------------------   -------    --------------
UTILITIES (1.1%)
American Electric Power Co., Inc.         39,500       1,624,438
Central & South West Corp.                40,600       1,040,375
UTILITIES--CONTINUED
Consolidated Edison Co. of New York,
Inc.                                      74,000    $  2,164,500
Dominion Resources, Inc.                  31,050       1,195,425
Duke Power Co.                            42,000       1,942,500
Echelon Intl Corp.                         4,760          74,375
FPL Group Inc.                            27,000       1,242,000
Florida Progress Corp.                    71,400       2,302,650
Houston Industries, Inc.                  86,800       1,963,850
Public Service Enterprise Group,
Inc.                                      54,969       1,497,905
Texas Utilities Co.                       44,105       1,797,279
------------------------------------   -------    --------------
                                                      16,845,297
------------------------------------   -------    --------------
TOTAL COMMON STOCKS
(COST--$503,862,989)                                 942,533,431
------------------------------------   -------    --------------
CONVERTIBLE/PREFERRED STOCKS (1.9%)
Alco Standard Corp.                       55,000       5,252,500
Allstate Corp.                            64,200       3,033,450
Conseco, Inc.                             63,500       7,223,125
Fuji International Finance, Bermuda
Trust, ADR                                   110       3,400,612
Kmart Financing                           45,000       2,193,750
SunAmerica, Inc.                         200,000       8,450,000
------------------------------------   -------    --------------
TOTAL CONVERTIBLE/PREFERRED STOCKS
(COST--$28,027,780)                                   29,553,437
-----------------------------------------------   --------------

PAGE 11
-----------------------

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

                                                               Interest  Maturity       Par            Market
                                                                 Rate       Date       Value           Value
 ------------------------------    -------------------------   -------    -------     ----------   --------------
FIXED INCOME (34.1%)
CONVERTIBLE BONDS & NOTES (1.9%)
ELECTRONICS (0.2%)
Solectron Corp. (b)                                              6.00%      2006    $ 3,000,000     $ 3,232,500
 ------------------------------    -------------------------   -------    -------     ----------   --------------
INSURANCE (1.1%)
Berkshire Hathaway, Inc.                                         1.00       2001      1,000,000         928,750
Equitable Companies, Inc.                                        6.13       2024     14,400,000      16,542,000
 ------------------------------    -------------------------   -------    -------     ----------   --------------
                                                                                                     17,470,750
 ------------------------------    -------------------------   -------    -------     ----------   --------------
OFFICE & BUSINESS EQUIPMENT (0.3%)
Staples, Inc. (b)                                                4.50       2000      5,250,000       5,407,500
 ------------------------------    -------------------------   -------    -------     ----------   --------------
RETAIL (0.1%)
Saks Holdings, Inc.                                              5.50       2006      1,400,000       1,286,250
 ------------------------------    -------------------------   -------    -------     ----------   --------------
SERVICES (0.2%)
US Filter Corp. (b)                                              6.00       2005      2,000,000       3,547,500
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL CONVERTIBLE BONDS & NOTES (COST--$26,957,780)                                                  30,944,500
---------------------------------------------------------------------------------     ----------   --------------
INDUSTRIAL BONDS & NOTES (4.8%)
AEROSPACE (0.4%)
Boeing Co.                                                       7.88       2043      3,000,000       3,221,670
Simon Debartolo Group, LP                                        6.88       2006      3,500,000       3,449,600
 ------------------------------    -------------------------   -------    -------     ----------   --------------
                                                                                                      6,671,270
 ------------------------------    -------------------------   -------    -------     ----------   --------------
AMUSEMENTS (0.2%)
Mattel, Inc.                                                     6.75       2000      3,000,000       2,952,390
 ------------------------------    -------------------------   -------    -------     ----------   --------------
AUTOMOTIVE (0.3%)
Ford Motors Credit                                               6.90       2000      4,750,000       4,810,658
 ------------------------------    -------------------------   -------    -------     ----------   --------------
CONSUMER GOODS (0.4%)
Conagra Inc.                                                     7.13       2026      6,605,000       6,749,385
 ------------------------------    -------------------------   -------    -------     ----------   --------------
DRUGS (0.2%)
Apache Corp.                                                     7.63       2096      3,000,000       2,988,480
 ------------------------------    -------------------------   -------    -------     ----------   --------------
OIL (0.7%)
Oslo Seismic                                                     8.28       2011      5,395,443       5,577,324
Occidental Petroleum Corp.                                      10.13       2009      4,300,000       5,296,482
 ------------------------------    -------------------------   -------    -------     ----------   --------------
                                                                                                     10,873,806
                                                                                                   --------------

                                                                                            (continued on next page)


PAGE 12
-----------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

 ------------------------------    -------------------------   -------    -------     ----------   --------------
INDUSTRIAL BONDS & NOTES -- CONTINUED
 TELECOMMUNICATIONS (1.5%)
Ambac Inc.                                                       9.38%      2035     $8,000,000     $ 9,598,880
GTE Corp.                                                        8.75       2021      7,000,000       8,190,000
Michigan Bell Telephone Co.                                      5.88       1999      5,750,000       5,689,108
 ------------------------------    -------------------------   -------    -------     ----------   --------------
                                                                                                     23,477,988
 ------------------------------    -------------------------   -------    -------     ----------   --------------
 TRANSPORTATION (0.2%)
Golden St. Pete Transportation
Corp.                                                            8.04       2011      3,000,000       3,007,500
 ------------------------------    -------------------------   -------    -------     ----------   --------------
 UTILITIES (0.9%)
Citizens Utilities Co.                                           7.05       2046      4,000,000       3,846,400
Georgia Power Co.                                                6.13       1999      5,000,000       4,971,900
Rural Electric Coop.                                             8.67       2018      4,000,000       4,378,480
System Energy Resources, Inc.                                   11.38       2016        568,000         606,641
 ------------------------------    -------------------------   -------    -------     ----------   --------------
                                                                                                     13,803,421
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$75,101,137)                                                   75,334,898
 -----------------------------------------------------------   -------    -------     ----------   --------------
BANK & FINANCE BONDS & NOTES (6.7%)
1995 D Auto Receivables                                          6.40       2003      3,000,000       2,995,418
Amsouth Bancorp                                                  6.75       2025      4,500,000       4,434,390
Asset Securitization Corp.                                       7.53       2026      3,300,000       3,400,547
Associates Corp. of North
America                                                          8.63       2004      6,550,000       7,254,780
CCC Potable Asset                                                6.45       1999      5,250,000       5,256,825
Capital One Bank                                                 6.73       1998      5,000,000       5,027,900
CIT Group Holdings                                               9.25       2001      4,500,000       4,967,325
Fleet Mortgage Group, Inc.                                       6.50       2000      5,050,000       5,035,406
Ford Credit Auto Owner Trust                                     6.30       2001      5,400,000       5,421,546
General Electric Capital Corp.                                   7.50       2035      6,500,000       6,749,665
Grand Met Investment Corp.                                       0.00       2004      3,000,000       1,851,840
Green Tree Financial Corp.                                       6.25       2019      5,000,000       4,987,500
Lehman Brothers Holdings, Inc.                                   8.05       2015      5,000,000       5,223,150
Lumbermans Mutual Co. (b)                                        9.15       2026      3,000,000       3,256,980
Merrill Lynch Mortgage
Investors, Inc.                                                  6.96       2028      2,299,000       2,272,418
Morgan Stanley Capital, Inc.
(b)                                                              6.59       2028      2,000,000       1,939,375
Olympic Automobile Receivables
Trust                                                            6.80       2004      5,000,000       5,069,500
Paine Webber Group, Inc.                                         7.49       2004      6,750,000       6,797,250
Phoenix Home Life Insurance
(b)                                                              6.95       2006      3,000,000       2,939,430
Smith Barney Holdings, Inc.                                      7.13       2006      7,000,000       6,995,450
Sun Canada Financial Co.                                         6.63       2007      4,500,000       4,315,230
Travelers Cap. II                                                7.63       2036      3,500,000       3,437,630


PAGE 13
-----------------------

SCHEDULE OF INVESTMENTS--Decemer 31, 1996
(Unaudited)

BANK & FINANCE BONDS & NOTES -- Continued
US West Capital Funding, Inc.                                    6.75%      2005     $2,750,000     $  2,676,933
World Financial Properties
Tower D Financial (b)                                            6.95       2013      3,000,000        2,973,750
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL BANK & FINANCE BONDS & NOTES (COST--$105,507,177)                                              105,280,238
----------------------------------------------------------------------    -------     ----------   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.6%)(C)
Bankamerica Institutional Cap. (b) Series A                      6.59       2028      2,000,000        3,047,730
BT Institutional Cap. Trust (b)    Series B                      8.07       2026      7,000,000        6,679,400
Contimortgage Home Equity Loan
(Est. Mat. 1998)                   Series 1995 4 Class A4        6.88       2028      2,500,000        2,465,625
CoreStates Home Equity Trust
(Est. Mat. 2008)                   Series 1996 1 Class A4        7.00       2012      6,150,000        6,101,953
Criimi Mae Financial Corp.
(Est. Mat. 2006)                   Series 1A                     7.00       2033      1,852,183        1,796,329
CWMBS, Inc.                        Series 1996 Class A3          7.75       2026      3,850,000        3,889,402
FHLMC                               Comm. Mtg.                   8.50       2021      4,148,000        4,391,915
FNMA (Est. Mat. 2006)               Remic Trust 1993 38L         5.00       2022      2,500,000        2,108,575
                                    Remic Trust 1992 181 Cl.
FNMA (Est Mat. 2002)                    P                        6.50       2021      6,000,000        5,769,360
                                    Remic Trust 1993 156 Cl.
FNMA (Est. Mat. 2001)                   B                        6.50       2018      5,000,000        4,767,150
FNMA Pool (Est. Mat. 2006)                                       6.50       2020      9,000,000        8,945,156
FHLMC Pool (Est. Mat. 2001)                                      7.80       2016      5,000,000        5,189,850
FHLMC (Est. Mat. 2001)             Series 1996 Class A           6.00       2004      6,500,000        6,274,531
GS Mortgage Security Corp.         Series 1996 Class A2          7.40       2027      4,450,000        4,414,539
KS Mortgage Capital, L.P.
(Est. Mat. 1998) (b)               Series 1995 Class A1          7.04       2002      2,848,382        2,865,294
Merrill Lynch Mortgage
Investors, Inc. (Est. Mat.
2001)                              Series 92B Class B            8.50       2012      1,961,545        2,019,156
Merrill Lynch Mortgage
Investors, Inc. (Est. Mat.
2004)                              Series 92D Class B            8.50       2017      2,298,208        2,410,544
Merrill Lynch Mortgage
Investors, Inc. (Est. Mat.
2004)                              Series 91D Class B            9.85       2011      5,000,000        5,279,650
ML Trust XXXV                       Class G                      8.45       2018      5,870,000        6,229,538
Paine Webber Mortgage
Acceptance Corp. IV (Est. Mat.
1999)                              Series 1993 5 Class A3        6.88       2008      1,302,399        1,303,213
Residential Accredit, Inc.         Series 1996 Class A           7.90       2026      6,538,000        6,717,795
Ryland Acceptance Corp.
(Est. Mat. 2004)                   Series 88 E                   7.95       2019      6,565,578        6,637,340
Southern Pacific Secured
Assets Corp.                       Series 1996                   7.60       2027      7,500,000        7,621,875
Structured Asset Securities
Corp.                              Series 1996 Class B           6.30       2028      2,464,375        2,390,059
University Support Services,
Inc. (Est. Mat. 2003)              Series 1992 Class D           9.07       2007      1,385,000        1,387,597
Vests Insurance Group, Inc.          Deb.                        8.75       2025      3,000,000        3,235,740


PAGE 14
-----------------------
Keystone Balanced Fund (K-1)

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

----------------------------------------------------------------------    -------     ----------   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- Continued
World Omni Automobile Lease
Trust                                 Series 1996 Class A3       6.25%      2002    $ 5,150,000     $  5,141,915
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$117,869,440)                                       119,081,231
----------------------------------------------------------------------    -------     ----------   --------------
FOREIGN BONDS & NOTES (U.S. DOLLARS) (0.3%)
Bayer Corp (b)                                                   7.13       2015      5,000,000        4,885,600
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL FOREIGN BONDS & NOTES (U.S. DOLLARS) (Cost--$5,164,250)                                          4,885,600
-----------------------------------------------------------------------------------------------    --------------
FOREIGN BONDS & NOTES (NON U.S. DOLLARS) (1.6%)
Germany (Republic of)                                            6.88       2008     21,850,000       15,288,468
Germany (Republic of)                                            6.50       2003     14,880,000       10,282,943
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL FOREIGN BONDS & NOTES (NON-U.S. DOLLAR) (Cost--$25,312,308)                                     25,571,411
---------------------------------------------------------------------------------     ----------   --------------
MORTGAGE PASS-THROUGH CERTIFICATES (5.7%)(c)
FHLMC Pool #607352 (Est. Mat. 1999)                              7.68       2022         12,099           12,628
FHLMC Pool #846298 (Est. Mat. 1999)                              7.20       2022         20,593           21,265
FNMA Pool #050973 (Est. Mat. 2001)                               6.00       2009      3,807,320        3,696,070
FNMA Pool #050986 (Est. Mat. 2001)                               6.00       2009      3,093,638        3,003,242
FNMA Pool #190911 (Est. Mat. 2001)                               6.00       2009      5,942,734        5,769,087
FNMA Pool #250008 (Est. Mat. 2001)                               6.00       2009      2,026,754        1,966,580
FNMA Pool #283580 (Est. Mat. 2004)                               7.00       2024      6,532,999        6,414,556
FNMA Pool #283689 (Est. Mat. 2004)                               7.00       2024      2,812,502        2,761,511
FNMA Pool #284365 (Est. Mat. 2004)                               7.00       2024      3,554,837        3,490,388
FNMA Pool #284376 (Est. Mat. 2004)                               7.00       2024      6,053,882        5,944,125
FNMA Pool #303119 (Est. Mat. 2001)                               6.00       2009      4,469,952        4,337,239
FNMA Pool #303664 (Est. Mat. 2001)                               6.50       2008     27,937,410       27,618,644
FNMA Pool #338877 (Est. Mat. 2002)                               6.50       2011      5,100,000        4,744,569
GNMA Pool #429399 (Est. Mat. 2007)                               6.50       2026      5,517,805        5,262,606
GNMA Pool #352906 (Est. Mat. 2006)                               7.00       2024        306,386          300,448
GNMA Pool #405576 (Est. Mat. 2007)                               6.50       2026      4,807,249        4,584,914
GNMA Pool #414739 (Est. Mat. 2007)                               6.50       2025        154,990          147,967
GNMA Pool #418360 (Est. Mat. 2007)                               7.00       2025      6,356,547        6,221,470
GNMA Pool #415807 (Est. Mat. 2007)                               7.00       2025      1,343,105        1,314,564
GNMA Pool #423413 (Est. Mat. 2007)                               7.00       2026      1,742,421        1,705,395
 -----------------------------------------------------------   -------    -------     ----------   --------------
TOTAL MORTGAGE PASS-THROUGH CERTIFICATES (Cost--$88,846,888)                                          89,317,268
---------------------------------------------------------------------------------     ----------   --------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (5.5%)
U.S. Treasury Notes                                              5.88       1998     18,500,000       18,497,040
U.S. Treasury Notes                                              7.75       2000     20,000,000       20,928,200
U.S. Treasury Notes                                              7.50       2002      5,000,000        5,286,700
U.S. Treasury Notes                                              6.50       2006     13,250,000       13,322,478
U.S. Treasury Notes                                              6.13       1998      7,400,000        7,432,330
U.S. Treasury Notes                                              6.38       2001      6,500,000        6,538,610
U.S. Treasury Bonds                                              6.50       2026      4,250,000        4,170,993


PAGE 15
-----------------------

SCHEDULE OF INVESTMENTS--December 31, 1996
(Unaudited)

---------------------------------------------------------------------------------     ----------   --------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES -- Continued
U.S. Treasury Bonds                                              7.88%      2021     $8,850,000     $ 10,003,244
 ------------------------------    -------------------------   -------    -------     ----------   --------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (Cost--$87,005,937)                                86,179,595
---------------------------------------------------------------------------------     ----------   --------------
TOTAL FIXED INCOME (Cost--$531,764,917)                                                              536,594,741
---------------------------------------------------------------------------------     ----------   --------------

                                                            Maturity
                                                             Value
------------     ----------    ----------    ----------    ------------   ------------
SHORT-TERM INVESTMENTS (2.7%)
Investments in repurchase agreements, in a joint trading account, purchased
  12/31/96, 6.716%, maturing 1/2/97 (Cost $41,820,000)(a)   41,835,605     41,820,000
----------------------------------------     ----------    ------------   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost--$41,820,000)                                            41,820,000
------------------------------------------------------------------------------------     ---------------
TOTAL INVESTMENTS (Cost--$1,105,475,686)                                                 1,550,501,609
------------------------------------------------------------------------------------     ---------------
OTHER ASSETS AND LIABILITIES--NET (1.3%)                                                    20,290,970
------------------------------------------------------------------------------------     ---------------
NET ASSETS (100.0%)                                                                     $1,570,792,579
------------------------------------------------------------------------------------     ---------------

   (a) The repurchase agreements are fully collateralized by U. S. government and/or agency obligations based on market prices at December 31, 1996.

   (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

   (c) The estimated maturity of a mortgage obligation is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the maturity date disclosed at the time of purchase.
Legend of Portfolio Abbreviations

   FHLMC--Federal Home Loan Mortgage Corporation

   FNMA--Federal National Mortgage Association

   GNMA--Government National Mortgage Association

   ADR--American Depository Receipt

   R.E.I.T.--Real Estate Investment Trust

See Notes to Financial Statements.

PAGE 16
-----------------------
Keystone Balanced Fund (K-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                             Six Months
                               Ended                                 Year Ended June 30,
                                             -------------------------------------------------------------------
                            December 31,
                                1996            1996          1995          1994          1993           1992
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
                            (Unaudited)
Net asset value
beginning of period          $    11.33      $    10.09    $     9.26    $    10.10    $     9.77     $     9.16
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Income from investment operations
Net investment income              0.15            0.29          0.31          0.28          0.31           0.32
Net realized and
unrealized gain (loss)
on investments and
foreign currency
related transactions               0.95            1.42          0.96         (0.37)         0.66           0.75
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Total from investment
operations                         1.10            1.71          1.27         (0.09)         0.97           1.07
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Less distributions from
Net investment income             (0.15)          (0.24)        (0.31)        (0.28)        (0.31)         (0.32)
In excess of net
investment income                  0.00           (0.03)        (0.02)        (0.07)        (0.09)         (0.14)
Net realized gain on
investments                       (0.45)          (0.20)        (0.02)        (0.25)        (0.24)          0.00
In excess of net
realized gain on
investments                        0.00            0.00         (0.09)        (0.13)         0.00           0.00
Tax basis return of
capital                            0.00            0.00          0.00         (0.02)         0.00           0.00
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Total distributions               (0.60)          (0.47)        (0.44)        (0.75)        (0.64)         (0.46)
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Net asset value end of
period                       $    11.83      $    11.33    $    10.09    $     9.26    $    10.10     $     9.77
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Total return (a)                  10.01%          17.35%        14.20%        (1.16%)       10.39%         11.86%
Ratios/supplemental
data
Ratios to average net
assets:
 Total expenses (b)                1.71%(c)        1.72%         1.77%         1.71%         1.93%          1.97%
 Net investment income             2.54%(c)        2.71%         3.33%         2.81%         3.07%          3.25%
Portfolio turnover
rate                                 51%             96%           88%           88%           74%            52%
Average commissions
rate paid                    $   0.0594      $   0.0031           N/A           N/A           N/A            N/A
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------
Net assets end of
period (thousands)           $1,570,793      $1,481,177    $1,344,880    $1,389,810    $1,464,066     $1,184,094
----------------------     ---------------    ----------    ----------    ----------    ----------   -----------

(a) Excluding applicable sales charges.

(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.70% and 1.71% for the six months ended December 31, 1996 and the year ended June 30, 1996.

(c) Annualized

See Notes to Financial Statements.

PAGE 17
-----------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
(Unaudited)


 --------------------------------------------------   --------------
Assets
Investments at market value
 (identified cost--$1,105,475,686)                     $1,550,501,609
Cash                                                           26,924
Receivable for:
 Investments sold                                          10,295,390
 Unrealized appreciation on forward foreign
  currency exchange contracts                               1,147,765
 Fund shares sold                                           1,422,374
 Dividends and interest                                     8,823,430
Prepaid expenses and other assets                              87,036
 --------------------------------------------------   --------------
  Total assets                                          1,572,304,528
 --------------------------------------------------   --------------
Liabilities
Payable for:
 Unrealized depreciation on forward foreign
  currency exchange contracts                                  20,631
 Fund shares redeemed                                         484,959
Other accrued expenses                                      1,006,359
 --------------------------------------------------   --------------
  Total liabilities                                         1,511,949
 --------------------------------------------------   --------------
Net assets                                             $1,570,792,579
 --------------------------------------------------   --------------
Net assets represented by (Note 2)
Paid-in-capital                                        $1,102,723,817
Accumulated undistributed net investment income               149,624
Accumulated net realized gain on investments and
 foreign currency related transactions                     21,766,080
Net unrealized appreciation on investments and
 foreign currency exchange contracts                      446,153,058
 --------------------------------------------------   --------------
  Total net assets                                     $1,570,792,579
 --------------------------------------------------   --------------
Net asset value
Net assets of $1,570,792,579 / 132,794,134
 shares outstanding                                            $11.83
 --------------------------------------------------   --------------


STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996
(Unaudited)

Investment income
Dividends (net of foreign  withholding
tax of $33,651)                                          $ 12,630,797
Interest                                                   19,576,510
---------------------------------------    ----------   -------------
 Total income                                              32,207,307
---------------------------------------    ----------   -------------
Expenses (Notes 4 and 5)
Management fee                            $ 3,404,763
Shareholder services                        1,507,481
Accounting                                     13,981
Auditing and legal                             31,656
Custodian fees                                290,815
Printing                                       12,590
Distribution Plan expenses                  7,623,746
Trustees' fees and expenses                    23,173
Registration fees                              27,081
Miscellaneous expenses                         59,076
---------------------------------------    ----------   -------------
 Total expenses                            12,994,362
 Less: Expenses paid indirectly
  (Note 6)                                    (75,317)
---------------------------------------    ----------   -------------
Net expenses                                               12,919,045
---------------------------------------    ----------   -------------
Net investment income                                      19,288,262
---------------------------------------    ----------   -------------
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions (Note 3)
Net realized gain on investments           47,565,387
Net realized loss on foreign currency
 related transactions                        (262,421)
---------------------------------------    ----------   -------------
Net realized gain on investments and
 foreign currency related  transactions                    47,302,966
---------------------------------------    ----------   -------------
Net change in unrealized  appreciation
on investments and  foreign currency
related  transactions                                      76,588,136
---------------------------------------    ----------   -------------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions                                     123,891,102
---------------------------------------    ----------   -------------
Net increase in net assets resulting  from operations    $143,179,364
-----------------------------------------------------   -------------

See Notes to Financial Statements.

PAGE 18
-----------------------
Keystone Balanced Fund (K-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months
                                                                                 Ended
                                                                              December 31,        Year Ended
                                                                                  1996          June 30, 1996
========================================================================     ===============    ===============
                                                                              (Unaudited)
Operations
Net investment income                                                        $   19,288,262     $   38,649,314
Net realized gain on investments and foreign currency related
transactions                                                                     47,302,966         54,917,152
Net change in unrealized appreciation on investments and foreign
currency related transactions                                                    76,588,136        132,899,484
------------------------------------------------------------------------     ---------------    ---------------
  Net increase in net assets resulting from operations                          143,179,364        226,465,950
------------------------------------------------------------------------     ---------------    ---------------
Distributions to shareholders from
Net investment income                                                           (19,276,723)       (38,649,314)
In excess of net investment income                                                        0         (4,413,251)
Net realized gain on investment transactions                                    (57,569,916)       (18,717,526)
------------------------------------------------------------------------     ---------------    ---------------
  Total distributions to shareholders                                           (76,846,639)       (61,780,091)
------------------------------------------------------------------------     ---------------    ---------------
Capital share transactions
Proceeds from shares sold                                                       112,675,090        227,626,268
Payments for shares redeemed                                                   (157,504,662)      (308,498,436)
Net asset value of shares issued in reinvestment of distributions                68,112,390         52,483,524
------------------------------------------------------------------------     ---------------    ---------------
 Net increase (decrease) in net assets resulting from capital share
 transactions                                                                    23,282,818        (28,388,644)
------------------------------------------------------------------------     ---------------    ---------------
  Total increase in net assets                                                   89,615,543        136,297,215
------------------------------------------------------------------------     ---------------    ---------------
Net assets:
Beginning of period                                                           1,481,177,036      1,344,879,821
------------------------------------------------------------------------     ---------------    ---------------
End of period [including accumulated undistributed net investment income
as follows: December 31, 1996--$149,624 and June 30, 1996--$138,085]         $1,570,792,579     $1,481,177,036
------------------------------------------------------------------------     ---------------    ---------------

See Notes to Financial Statements.

PAGE 19
-----------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Balanced Fund (K-1) (the "Fund") is a Pennsylvania business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide shareholders with current income.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices, as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service.

 In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

 Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

 Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

PAGE 20
-----------------------

Keystone Balanced Fund (K-1)

C. Securities Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D. Repurchase Agreements

When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities (collateral) to the Fund whose value will be maintained at an amount not less than the repurchase price and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis. If the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency Obligations.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income to shareholders quarterly and capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of short-term capital gains and mortgage backed securities.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

PAGE 21
-----------------------

                              Six Months
                                 Ended
                             December 31,         Year Ended
                                 1996           June 30, 1996
------------------------    ---------------     ---------------
Shares sold                     9,747,064         20,948,679
Shares redeemed               (13,686,482)       (28,542,355)
Shares issued in
reinvestment of
distributions                   6,046,343          4,948,269
------------------------    ---------------     ---------------
Net increase (decrease)         2,106,925         (2,645,407)
------------------------    ---------------     ---------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities, U.S. government securities and foreign cash) for the six-months ended December 31, 1996 were $645,679,449 and $718,657,292, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group, Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

  Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets, of which 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

  The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Total unpaid distribution costs at December 31, 1996 amounted to $4,172,435.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily. The management fee is calculated at a rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.60% and declining as net assets increase to 0.30% per annum, to the net asset value of the Fund.

  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services.

PAGE 22
-----------------------
Keystone Balanced Fund (K-1)

  Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

  During the six months ended December 31, 1996, the Fund paid or accrued $13,981 to Keystone for certain accounting services.

  The Fund paid or accrued $1,507,481 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended December 31, 1996, the Fund incurred total custody fees of $290,815 and received a credit of $75,317 pursuant to this expense offset arrangement, resulting in a net custody expense of $215,498. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 23
-----------------------

ADDITIONAL INFORMATION

  Shareholders of the Fund considered and acted upon the proposal listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

                                                    Affirmative     Withhold
                                                     -----------   -----------
1.   To elect the following Trustees:
     Frederick Amling                              72,685,612      1,517,279
     Laurence B. Ashkin                            72,667,542      1,535,348
     Charles A. Austin III                         72,696,254      1,506,637
     Foster Bam                                    72,653,368      1,549,522
     George S. Bissell                             72,654,937      1,547,954
     Edwin D. Campbell                             72,663,584      1,539,306
     Charles F. Chapin                             72,678,860      1,524,031
     K. Dun Gifford                                72,698,737      1,504,154
     James S. Howell                               72,639,646      1,563,244
     Leroy Keith, Jr.                              72,691,910      1,510,981
     F. Ray Keyser, Jr.                            72,647,536      1,555,354
     Gerald M. McDonell                            72,663,527      1,539,364
     Thomas L. McVerry                             72,662,820      1,540,071
     William Walt Pettit                           72,668,055      1,534,835
     David M. Richardson                           72,688,149      1,514,742
     Russell A. Salton, III MD                     72,670,562      1,532,328
     Michael S. Scofield                           72,661,251      1,541,639
     Richard J. Shima                              72,687,886      1,515,004
     Andrew J. Simons                              72,687,577      1,515,314

2.   To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.
       Affirmative 70,683,079
       Against  1,094,515
       Abstain  2,425,297

KEYSTONE
FAMILY OF FUNDS

     [diamond]
Balanced Fund (K-1)
Diversified Bond Fund (B-2)
Growth in Income Fund (S-1)
High Income Bond Fund (B-4)
International Fund Inc.
Liquid Trust
Mid-Cap Growth Fund (S-3)
Precious Metals Holdings, Inc.
Quality Bond Fund (B-1)
Small Company Growth Fund (S-4)
Strategic Growth Fund (K-2)
Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

[GRAPHIC]Evergreen Keystone Logo

P.O. Box 2121
Boston, Massachusetts 02106-2121

K1-R-2/97
79.5M

KEYSTONE

[GRAPHIC]Man and Woman walking in woods

BALANCED
FUND (K-1)

[GRAPHIC]Evergreen Keystone Logo

SEMIANNUAL REPORT
DECEMBER 31, 1996